SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 22, 2003

(Date of Report; Date of Earliest Event Reported)

AXT, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24085 (Commission File Number)	94-3031310 (IRS Employer Identification No.)

4281 Technology Drive, Fremont, California	94538

(address of principal executive offices)	(Zip Code)

(510) 683-5900

(Registrant’s telephone number, including area code)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On October 22, 2003, AXT, Inc. issued a press release announcing the Company’s results for the fiscal quarter and the nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

Attached hereto as exhibit 99.1 and incorporated by reference herein is financial information for AXT, Inc. for the quarter ended September 30, 2003 and forward-looking statements relating to the quarter ending December 31, 2003 as presented in a press release of October 22, 2003.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Financial information for AXT, Inc. for the quarter and nine months ended September 30, 2003 and forward-looking statements relating to the quarter ending December 31, 2003 as presented in a press release of October 22, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: October 22, 2003	By: /s/ Morris S. Young Morris S. Young President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated October 22, 2003.

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